SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to Rule 14a-12

ZONES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

1102 15th Street, SW

Suite 102

Auburn, WA 98001

March 25, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Zones, Inc. on Thursday, April 29, 2004, at 3:00 p.m., local time, at the Company’s corporate headquarters, which are located at 1102 15th Street, SW, Suite 102, Auburn, Washington 98001.

At the Annual Meeting, you will be asked to (i) elect six directors to the Company’s Board of Directors, (ii) consider and vote on the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004, (iii) consider and vote on an increase in the share reserve, and an increase in the incentive stock option issuance limit, under the Company’s 2003 Equity Incentive Plan, and (iv) consider and vote on amendments to our 1999 Director Stock Option Plan to increase the share reserve and increase the size of the annual automatic director grants. The Notice of Annual Meeting of Shareholders and the Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

Your Board of Directors unanimously recommends that you vote FOR the election of the nominated directors, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2004, FOR approval of the amendments to the Company’s 2003 Equity Incentive Plan, and FOR approval of the amendments to the Company’s 1999 Director Stock Option Plan.

Whether or not you plan to attend, we hope you will have your stock represented at the Annual Meeting. To do so, please mark, sign, date and return your proxy card in the enclosed, postage-prepaid envelope as soon as possible. Your stock will be voted in accordance with any instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

Sincerely yours,

FIROZ H. LALJI Chairman of the Board, President and Chief Executive Officer

ZONES, INC.

1102 15th Street, SW, Suite 102

Auburn, Washington 98001

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 29, 2004

To the Shareholders of Zones, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Zones, Inc., a Washington corporation (the “Company”), will be held on Thursday, April 29, 2004, at 3:00 p.m. local time, at the Company’s corporate headquarters, which are located at 1102 15th Street, SW, Suite 102, Auburn, Washington 98001, for the following purposes:

1.	To elect six members of the Board of Directors to hold office until the 2005 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

3.	To consider an increase in the maximum aggregate number of shares that may be issued under the Company’s 2003 Equity Incentive Plan (the “2003 Plan”) by 600,000 shares and to increase the incentive stock option issuance limit under the 2003 Plan to match the maximum number of shares that may be issued as stock options under the 2003 Plan.

4.	To consider an increase in the maximum aggregate number of shares that may be issued under the Company’s 1999 Director Stock Option Plan by 175,000 shares and to increase the size of the annual, automatic outside director stock option grants by 5,000 shares, to a total of 10,000 shares.

5.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on Monday, March 8, 2004, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. Accordingly, only shareholders of record on that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements. For ten days prior to the Annual Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s principal office.

By Order of the Board of Directors,

RONALD P. MCFADDEN Senior Vice President, Chief Financial Officer and Secretary

Auburn, Washington

March 25, 2004

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE ANNUAL MEETING.

1102 15th Street, SW, Suite 102

Auburn, Washington 98001

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on April 29, 2004

This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zones, Inc., a Washington corporation (the “Company”), for use at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 29, 2004, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at 3:00 p.m. local time, at the Company’s corporate headquarters, which are located at 1102 15th Street, SW, Suite 102, Auburn, Washington 98001. This Proxy Statement and the accompanying form of proxy are first being sent or given to the shareholders of the Company on or about March 25, 2004.

SOLICITATION AND VOTING

Proxy Voting and Revocation

If the accompanying form of proxy is properly signed, dated and returned (and not revoked), the shares represented by the proxy will be voted in accordance with the instructions specified on the proxy card. In the absence of instructions to the contrary, if the accompanying form of proxy is properly signed, dated and returned, such shares will be voted “FOR” election to the Board of all of the nominees listed in this Proxy Statement and named in the form of proxy, “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2004, “FOR” approval of the amendments to the Company’s 2003 Equity Incentive Plan, “FOR” approval of the amendments to the Company’s 1999 Director Stock Option Plan, and in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting. Any shareholder executing a proxy card has the power to revoke it at any time before it is voted by (i) delivering written notice of revocation of the proxy to the Secretary of the Company, (ii) executing and delivering to the Company another proxy dated as of a later date, or (iii) attending and voting in person at the Annual Meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock, $.001 par value per share (the “Common Stock”), at the close of business on March 8, 2004, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. On that date, there were 13,666,231 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each share of Common Stock outstanding on the record date is entitled to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock shall constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions, and “broker non-votes” (shares represented at the Annual Meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote such shares, and (ii) the broker or nominee does not have discretionary voting power) will each be counted as present for the purposes of determining the presence of a quorum. Holders of Common Stock are not entitled to cumulate votes in the election of directors.

Under Washington law and the Company’s charter documents, if a quorum is present, the six nominees for election to the Board who receive the greatest number of affirmative votes cast at the Annual Meeting will be elected directors. The affirmative vote of a majority of shares voted affirmatively or negatively in person or by proxy at the Annual Meeting is required for approval of any other matters submitted to a vote of shareholders.

Expenses of Solicitation

The Company will bear the cost of preparing and mailing this Proxy Statement and the accompanying proxy and the cost of soliciting of proxies on behalf of the Board. Solicitation will be by mail and may be supplemented by personal interview, telephone and telegram by directors, officers and others without special compensation. In addition to soliciting shareholders by mail through its employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs.

INFORMATION ABOUT ZONES, INC.

Security Ownership of Certain Beneficial Owners, Directors, Nominees and Management

The following table sets forth, as of March 8, 2004, certain information with respect to the beneficial ownership of our Common Stock by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) each director and director-nominee of the Company, (iii) each executive officer named in the Summary Compensation Table on page 10 below, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Number of Shares Underlying Options(3)	Percent of Common Stock Outstanding(4)
Firoz H. and Najma Lalji(5) 1102 15th St. SW, Suite 102 Auburn, WA 98001	7,186,700	622,500	50.3%
Dimensional Fund Advisors, Inc.(6) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	715,150	—	5.2%
Scott F. Koerner	112,000	112,000	*
John T. Carleton	90,500	42,500	*
Ronald P. McFadden	89,200	89,200	*
Patrick Sean Hobday	56,637	56,637
Christina M. Corley	24,334	24,334
Kathleen S. Pushor	48,500	28,500	*
John H. Bauer	42,500	42,500	*
Richard E. Carter	40,000	35,000	*
All directors and executive officers as a group (11 persons)	7,776,371	1,139,171	52.5%

*	Less than 1%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them subject to community property law where applicable and to the information contained in the footnotes to the table.

(2)	Number of shares of Common Stock shown as beneficially owned by each person named in this table includes all shares of Common Stock underlying options or warrants exercisable by such person within 60 days of March 8, 2004.

(3)	Represents the number of shares of Common Stock underlying options or warrants exercisable within 60 days of March 8, 2004.

(4)	Calculated on the basis of 13,666,231 shares of Common Stock outstanding as of March 8, 2004, except that shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of March 8, 2004, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

(5)	Includes 186,340 shares held in trust for the benefit of Mr. Lalji’s children, of which he disclaims beneficial ownership.

(6)	Based on a Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission on February 6, 2004. Dimensional Fund Advisors Inc. (“Dimensional”), is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, serves as investment advisor to various investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the shares of the Company that are owned by the Funds. Dimensional disclaims beneficial ownership of such shares.

Directors

Directors.    This section sets forth the Company’s current directors, including the nominees for election at the Annual Meeting, and information concerning their respective ages and backgrounds.

Firoz H. Lalji, age 57, has served as the Company’s President and Chief Executive Officer since May 1998, and as Chairman of the Board since March 1999. Mr. Lalji is a co-founder of the Company and has served as a director of the Company since March 1990. Mr. Lalji is also President and Chief Executive Officer of Fana Capital Corporation, an investment holding company. From 1981 to 1997, he was President and Chief Executive Officer of Kits Cameras, Inc., which operated over 140 camera specialty stores in eight western states.

John H. Bauer, age 63, has served as a director of the Company since March 1997. Mr. Bauer was Executive Vice President of Nintendo of America, Inc., a manufacturer and distributor of video games and products from 1994 to 2003. From 1979 to 1994, he served as Managing Partner of the Northwest Group and the Seattle office of Coopers & Lybrand L.L.P., a public accounting and consulting firm.

John T. Carleton, age 59, has served as a director of the Company since November 1995. From October 1995 to the present, he has held the position of Senior Vice President of Benaroya Capital Company, L.L.C., a private investment company. From 1993 to 1995, he served as Senior Vice President of GE Capital Equity Capital Group, Inc.

Kathleen S. Pushor, age 46, has served as a director of the Company since December 1998. In March 2003, Ms. Pushor was appointed as the Executive Director of the Arizona Lottery. From 1999 to March 2003, Ms. Pushor served as a principal of Pushor & Associates, a management and consulting firm specializing in e-commerce strategy and implementation. From 1998 to 1999, Ms. Pushor served as Executive Vice President and Chief Marketing Officer of MicroAge, Inc., a distributor and integrator of computer hardware and software products. Between 1989 and 1997, Ms. Pushor served in a number of positions for MicroAge, Inc., including President of MicroAge, Inc.’s Channel Services Division and President of ECadvantage, Inc., a wholly-owned subsidiary of MicroAge, Inc.

Richard E. Carter, age 61, has served as a director of the Company since March 1999. He serves as a principal of Richwil Associates, a management and consulting firm located in New Jersey. From November 1999 until July 2003, he served as President, Chief Operating Officer and as a director of Photoamerica Inc. From January 1993 until his retirement in early 1999, Mr. Carter held the dual posts of President and Chief Operating Officer of Konica USA Inc. and Konica Canada Inc. He also served as Chairman of the Board of Konica Canada Inc. from 1996 to 1999.

William C. Keiper, age 54, has served as a director of the Company since November 2003. Mr. Keiper has served as Chairman and Chief Executive Officer of Arrange Technology, LLC, a software development services outsourcing company since 2002 and has served as a Managing Partner of Catalyst Partners LLC, a software technology mergers and acquisition advisory firm since 2002. From 1998 to 2002, Mr. Keiper served as President of Martin Wolf Securities LLC, a mergers and acquisitions firm serving middle market IT services, consulting and e-commerce companies. From 1997 to 1998, Mr. Keiper served as Managing Director of Software Equity Group, LLC, a software and Internet technology mergers, acquisitions and strategic consulting firm. Mr. Keiper was an officer and member of the Board of Directors of Artisoft, Inc., a publicly-held software company that develops and markets computer telephony and communications software from 1993 to 1997, serving as Chief Executive Officer from 1993 to 1997, and as Chairman of the Board from 1995 to 1997. From 1986 to 1993, Mr. Keiper held a variety of executive positions with MicroAge, Inc., a publicly held distributor and integrator of information technology products and services, including President and Chief Operating Officer. Mr. Keiper currently serves on the Board of Directors of several technology companies, including Hypercom Corporation, JDA Software Group, Inc., and Smith Micro Software, Inc.

The Board has determined that, other than Messrs. Lalji and Keiper, each of the members of the Board is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of

Securities Dealers (the “NASD”). No family relationships exist between any of the Company’s directors or executive officers.

Meetings of the Board of Directors and Board Committees.    During the fiscal year ended December 31, 2003, the Board of Directors held eight meetings, the Audit Committee of the Board held eight meetings, the Compensation Committee of the Board held four meetings, and the Nominating and Corporate Governance Committee of the Board held four meetings. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

Audit Committee.    The members of the Audit Committee during fiscal 2003 were Messrs. Bauer and Carter, and Ms. Pushor. The Board of Directors has determined that each of the members of the Audit Committee is an “independent director” as such term is defined in NASD Marketplace Rule 4200(a)(15) for purposes of the Nasdaq rules as they apply to audit committee members and under the applicable provisions of the Sarbanes-Oxley Act of 2002. The Board has further determined that Mr. Bauer is an “audit committee financial expert,” as defined in the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee, among other functions, retains our independent auditors, reviews their independence, reviews and approves the scope of our annual audit, reviews and approves any fee arrangements with our auditors, oversees their audit work, reviews and pre-approves any non-audit services that may be provide by them, reviews the adequacy of accounting and financial controls, reviews our critical accounting policies, and reviews and approves any related party transactions. The Audit Committee held eight meetings during fiscal 2003. For additional information concerning the Audit Committee, see “Report of the Audit Committee” and “Principal Accounting Firm Fees” below.

Compensation Committee.    The members of the Compensation Committee during fiscal 2003 were Messrs. Carleton and Carter. The Board has determined that each of the members of the Compensation Committee is an “independent director” as such term is defined in NASD Marketplace Rule 4200(a)(15). The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and makes recommendations to the full Board with respect to the compensation and benefits to be provided to the Company’s other executive officers, in addition to making recommendations concerning general policy matters relating to employee compensation and benefits. The Compensation Committee held four meetings during fiscal 2003. For additional information about the Compensation Committee, see “Report of Compensation Committee on Executive Compensation” below.

Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee during fiscal 2003 were Messrs. Bauer and Carleton, and Ms. Pushor. Each of the members of the Nominating and Corporate Governance Committee is an “independent director” as such term is defined in NASD Marketplace Rule 4200(a)(15). The Nominating and Corporate Governance Committee considers candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates. The Nominating and Corporate Governance Committee held four meetings during fiscal 2003. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders.

The Board has adopted a charter for each of the committees described above. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors.

Corporate Governance

Current copies of the following materials related to the Company’s corporate governance policies and practices are available publicly on the Company’s web site at http://www.zones.com/ir.

•	Amended and Restated Articles of Incorporation, and all amendments thereto

•	Amended and Restated Bylaws

•	Charter of the Audit Committee

•	Charter of the Compensation Committee

•	Charter of the Nominating and Corporate Governance Committee

•	Policy Regarding Director Nomination Process

•	Code of Business Conduct and Ethics (applicable to directors, officers and employees)

•	Policies Regarding Communications by Shareholders with Directors and Director Attendance at Annual Shareholder Meeting

•	Audit and Non-Audit Services Pre-Approval Policy

Copies may also be obtained, free of charge, by writing to: Senior Vice President, Chief Financial Officer and Secretary, Zones, Inc., 1102 15th Street SW, Suite 102, Auburn, WA 98001.

The policy regarding communications by shareholders with directors (the “Communication Policy”) describes the manner in which shareholders can send communications to the Board, the committees of the Board, and to individual directors and describes the Company’s process for determining which communications will be relayed to Board members. The Communication Policy provides that shareholders may communicate with the Board, committees of the Board and individual directors by mailing, faxing, or emailing those communications addressed as follows:

[ADDRESSEE, e.g., Chairman of the Board, or Board of Directors, or

John Bauer, Audit Committee Chairman]

c/o Corporate Secretary

1102 15th Street SW, Ste. 102

Auburn, WA 98001

or

Fax: (253) 205-3626

or

Email Address: ronald.mcfadden@zones.com

The Policy Regarding Director Attendance at Annual Shareholder Meetings requires the Company to make every effort to schedule its annual meeting of shareholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules, and requires each Board member to make every reasonable effort to attend the Company’s annual meeting of shareholders. There were five directors at the time of the 2003 Annual Meeting of Shareholders and one attended the meeting.

Director Nomination Process

The Company’s Board of Directors has adopted a Policy Regarding Director Nomination Process (the “Nominations Policy”). The purpose of the Nominations Policy is to describe the process by which the Nominating and Corporate Governance Committee (the “Nominating Committee”) selects director candidates for inclusion in the Company’s recommended slate of director nominees.

Minimum Qualifications for Board Members

The specific, minimum qualifications that the Board believes must be met by a Nominating Committee recommended nominee for a position on the Company’s Board of Directors are:

•	the nominee must be of the highest ethical character;

•	the nominee must be able to read and understand financial statements;

•	the nominee must be over 21 years of age;

•	the nominee must not have any significant and material conflict, whether personal, financial or otherwise, presented by being a member of the Board; and

•	the nominee must have the time to be available to devote to Board activities.

Necessary Qualities or Skills for Board Members

The specific qualities or skills that the Board believes are necessary for one or more of the Company’s directors to possess are:

•	nominees should have relevant expertise and experience, and be able to offer advice and guidance to the Company’s President based on that expertise and experience;

•	nominees should possess any necessary independence or financial expertise that may be required by law, the NASD and the SEC;

•	the skills, experience and background of the nominee should compliment those of the other directors;

•	in making the determinations regarding nominations of directors, the Nominating Committee may take into account the benefits of diverse viewpoints; and

•	nominees must be likely to have a constructive working relationship with other directors.

Process for Identifying Candidates

The Nominating Committee uses its network of contacts, including current members of the Board, to identify potential Board candidates. The Nominating Committee may also engage, if it deems appropriate, a professional search firm to assist the Nominating Committee in identifying suitable candidates to serve on the Board. Finally, the Nominating Committee considers nominees who would qualify as “independent directors” under applicable Nasdaq or other rules and regulations, recommended by shareholders.

Nominees Recommended by Shareholders

For the Nominating Committee to consider a candidate recommended by a shareholder for inclusion in the slate of director nominees included in the Company’s proxy materials, the shareholder must give the Nominating Committee notice not less than 120 days prior to the anniversary date of the Company’s proxy statement filed in connection with the prior year’s annual shareholders’ meeting. The notice must be accompanied by the following:

•	the candidate’s full legal name, age, and business and residence address;

•	a complete description of the candidate’s education and work history;

•	a description of any other experience of the candidate that demonstrates an ability to serve on the board of directors of a public company;

•	all other information relating to the candidate that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder; and

•	a consent to be considered as a candidate and publicly identified executed by the candidate, which will include a certification that the information provided about the candidate is true and correct and does not omit any material information.

The notice must be delivered in writing, by registered or certified, first-class mail, postage prepaid, to the following address:

Chair, Nominating and Corporate Governance Committee of Zones, Inc.

c/o Chief Financial Officer and Corporate Secretary

1102 15th Street, SW, Suite 102

Auburn, WA 98001

The Chief Financial Officer and Corporate Secretary will forward any notices received to the Chair of the Nominating Committee.

Evaluation of Candidates

The Nominating Committee evaluates the candidates against the criteria for directors summarized above. All incumbent directors and director candidates are to submit a completed form of directors’ and officers’ questionnaire. In the case of incumbent directors, the Nominating Committee will also review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. Finally, the process will include interviews and additional background and reference checks for non-incumbent director candidates, at the discretion of the Nominating Committee. The only difference in the manner in which the Nominating Committee will evaluate director candidates recommended by the shareholders is that the process may include additional background and reference checks for such candidates, at the discretion of the Nominating Committee. The Nominating Committee will then consider such candidates’ qualifications and choose the nominees by majority vote.

Future Revisions to the Nominations Policy

The Nominations Policy is intended to provide a flexible set of guidelines for the effective functioning of the Company’s director nomination process. The Nominating Committee will review the Nominations Policy from time to time and anticipates that modifications may in the future be necessary. The Nominating Committee may modify or amend the Nominations Policy at any time, in which case the most current version will be available on the Company’s web site at http://www.zones.com/ir.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board of Directors has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the “NASD”):

John Bauer

Katie Pushor

Richard Carter

John Carleton

The Board of Directors has also determined that each member of the three committees of the Board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission (“SEC”). The Board of Directors has further determined that John Bauer, a member of the Audit Committee of the Board of Directors, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation earned during each of the past three fiscal years by the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 for services rendered to the Company in fiscal 2003 (the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus	Securities Underlying Options(#)	All Other Compensation(1)
Firoz H. Lalji Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$350,000 250,000 231,089		$100,000 — —	150,000 150,000 165,000	$	— 5,281 6,178

Patrick Sean Hobday President, Zones Corporate Solutions, Inc.	2003	$478,655		$—	80,000		$—

Scott F. Koerner Executive Vice President	2003 2002 2001	$275,000 275,000 264,682		$13,122 — 13,750	250,000 10,000 70,000	$	— — —

Christina M. Corley Senior Vice President; President, Corporate PC Source, Inc.	2003	$227,788	(2)	$120,302	75,000		$—

Ronald P. McFadden Senior Vice President, Chief Financial Officer and Secretary	2003 2002 2001	$173,333 160,000 153,853		$20,000 — 8,125	250,000 10,000 40,000		$413 3,780 4,932

(1)	All amounts represent matching contributions to the named officers’ 401(k) savings plan.

(2)	Ms. Corley has been an employee of the Company since April 1, 2003.

Stock Option Grants in Fiscal 2003

The following table provides information concerning grants of options to purchase Common Stock made during fiscal 2003 to the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in 2003	Exercise Price ($/Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%($)	10%($)
Firoz H. Lalji	150,000	8.9%	$0.96	1/31/2013	$90,561	$229,499
Scott F. Koerner	250,000	14.9%	1.06	7/29/2013	166,657	422,342
Patrick Sean Hobday	80,000	4.8%	1.05	8/27/2013	52,827	133,874
Christina M. Corley	70,000	4.2%	0.86	4/1/2013	37,859	95,943
	5,000	0.3%	0.73	4/24/2013	2,295	5,817
Ronald P. McFadden	30,000	1.8%	0.96	1/31/2013	18,112	45,900
	220,000	13.1%	1.06	7/29/2013	146,658	371,661

(1)	All options were granted pursuant to the Company’s 1993 Stock Incentive Plan or the Company’s 2003 Equity Incentive Plan (the “Plans”). All options granted under the Plans vest equally over a five-year period from the date of grant, except Ms. Corley’s 70,000 share grants, which vests annually over a three year period. The exercise price and federal tax withholding may be paid in cash or with shares of Company stock already owned.

(2)	All options were granted at market value on the date of grant. The exercise price of each option was based on the closing price of the Common Stock on the date of grant, as reported by the Nasdaq National Market.

(3)	Potential realizable value amounts are net of exercise price, but before taxes associated with exercise. The actual value, if any, that a Named Executive Officer or any other individual may realize depends on the excess of the stock price over the exercise price on the date the option is exercised. The figures above are based on the market price of the Common Stock on the date of grant and assumed appreciation over the term of the options at the respective annual rates of stock appreciation shown and are not intended to forecast future appreciation, if any, in the market value of the Common Stock.

Fiscal 2003 Year-End Option Values

The following table provides information concerning unexercised options held as of December 31, 2003, by the Named Executive Officers. There were no exercises of options by any Named Executive Officers during fiscal 2003.

Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised in-the-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Firoz H. Lalji	472,500	150,000	$141,300	$111,000
Scott F. Koerner	94,000	326,000	4,760	171,240
Patrick Sean Hobday	55,237	201,763	20,748	108,231
Christina M. Corley	—	75,000	—	63,650
Ronald P. McFadden	67,080	297,520	4,760	174,240

(1)	Represents the aggregate fair market value of the shares of Common Stock subject to outstanding in-the-money options, less the aggregate exercise price of such options, based on the closing price of the Common Stock of $1.70 as reported on the Nasdaq National Market on December 31, 2003. A zero opposite a Named Executive Officer’s information means that, as of December 31, 2003, such executive officer’s options were not in-the-money.

Employment Contracts and Termination of Employment

Christina Corley.    On March 31, 2003, in connection with our acquisition of Corporate PC Source, Inc., we entered into an Employment Agreement with Christina Corley, one of our Senior Vice Presidents. The agreement provides for the payment to Ms. Corley of a $300,000 minimum base annual salary and an incentive bonus, paid quarterly, equal to two percent of CPCS’ gross profits. Pursuant to the agreement, Ms. Corley was granted an option under our 1993 Stock Incentive Plan to purchase 70,000 shares of our Common Stock, at an exercise price of $0.86 per share and vesting annually over three years, pursuant to the Company’s 1993 Stock Incentive Plan. The agreement also provides for the following severance benefits if Ms. Corley’s employment with us terminates involuntarily or if Ms. Corley terminates her employment with us voluntarily for “Good Reason,” as defined in the Agreement: (a) a lump sum payment equal to six months’ of Ms. Corley’s then-effective base salary, and (b) the continuation of Company-paid benefits for six months. Ms. Corley has agreed not to compete with the Company for a period of five years from the date of the agreement.

Compensation of Directors

Our non-employee directors receive a quarterly retainer fee of $2,500, in addition to $1,000 for each in-person meeting of the Board they attend. Our non-employee directors also receive $1,500 for each in-person Audit Committee meeting they attend and $750 for each in-person Compensation Committee and Nominating and Corporate Governance Committee meeting they attend. The chairperson of the Audit Committee also receives an additional $1,500 for each in-person meeting attended, and the chairpersons of the Compensation Committee and Nominating and Corporate Governance Committee each receive an additional $750 for each in-person meeting attended. Our directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any of its Committees. Directors who are employees of the Company do not receive any fee for their services as directors. During the 2003 fiscal year, each of our non-employee directors on the date of the annual shareholders meeting also received an option to purchase 5,000 shares of our Common Stock at $0.73 per share under the Company’s 1999 Director Stock Option Plan (the “Director Plan”). Each of these options has a ten-year term and will vest at the end of a one-year period from the date of grant. In addition, upon his appointment to the Board, Mr. Keiper received an option to purchase 10,000 Shares of Common Stock at $1.49 per share under the Director Plan, which vests with respect to 2,500 shares per year over a four-year period. Mr. Carleton receives $4,000 per month for consulting services, and Mr. Keiper’s consulting services company, Black Diamond Group, LLC receives $5,000 a month for consulting services provided to the Company. In consideration for consulting services provided to the Company, Mr. Carleton was also granted a nonqualified stock option to purchase 50,000 shares on July 29, 2003, which has an exercise price of $1.06 per share.

The Company has entered into agreements with all directors under which the Company will indemnify them against claims and liabilities arising out of their service as directors, in addition to advancing expenses to defend claims subject to indemnification.

Certain Relationships and Related Transactions

On March 31, 2003, the Company acquired all of the outstanding shares of capital stock of Corporate PC Source, Inc. (“CPCS”), an Illinois-based computer products reseller. The Company paid $4,881,000 in cash, and issued $2,500,000 in principal amount of notes payable, to CPCS’ shareholders. The purchase price was based in part on the historical financial results of CPCS’ operations, and also includes an earn-out feature based on CPCS’ post-acquisition performance. Christina Corley, now one of the Company’s executive officers, was a shareholder of CPCS who received cash and a note in the Company’s acquisition of CPCS (she was not a Company executive officer when the acquisition closed on March 31, 2003). Ms. Corley received $2,323,560 in cash, and a note in the amount of $1,275,000, on the closing of the acquisition. The note is subject to reduction in the event CPCS does not meet certain earnings targets over the three-year earn-out period. In connection with the CPCS transaction, the Company also paid Mr. William C. Keiper’s consulting services company, Catalyst Partners LLC $117,919 for advising the Company with respect to the transaction. Mr. Keiper was not then, but has since become, a member of the Board.

Fana Capital Corp. (“Fana”), an entity affiliated with Firoz H. Lalji, the Company’s Chief Executive Officer, has entered into a letter of intent with Boeing Realty for the acquisition of the property and buildings in which the Company’s headquarters are located. If this proposed transaction is consummated, Fana will become the Company’s landlord. The Company’s Audit Committee will review and consider Fana’s proposed purchase as a related party transaction, and also as a potential corporate opportunity, recognizing that in the future the Company may have to renew and re-negotiate its lease and that such renewal and re-negotiation would also present a related party, conflicted interest transaction, subject to further Audit Committee review and consideration.

Equity Compensation Plan Information

We currently maintain three compensation plans that provide for the issuance of our Common Stock to officers and other employees, directors and consultants. These consist of the 1993 Stock Incentive Plan, the 1999 Director Stock Option Plan, and the 2003 Equity Incentive Plan, each of which has been approved by our shareholders. At the Annual Meeting, shareholders will be asked to approve amendments to the Company’s 2003 Equity Incentive Plan and amendments to the Company’s 1999 Director Stock Option Plan. Information concerning the amendments to the 2003 Employee Incentive Plan and the amendments to the 1999 Director Stock Option Plan is set forth below under the headings “Proposal 3: Approval of Amendments to the Zones, Inc. 2003 Equity Incentive Plan” and “Proposal 4: Approval of Amendments to the Zones, Inc. 1999 Director Stock Option Plan” and is not contained in the table below. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the 1993 Stock Incentive Plan, the 1999 Director Stock Option Plan, and the 2003 Equity Incentive Plan as of December 31, 2003:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	3,755,560	$2.68	44,440
Equity compensation plans not approved by shareholders	—	$—	—

Total	3,755,560		44,440

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

To the Company’s knowledge, based solely our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to the our executive officers, directors and greater-than-10% shareholders were complied with during 2003, except the following persons failed to file on a timely basis the number of Forms 4 for the number of transactions indicated in parentheticals after their name: Mr. Lalji (5), Mr. Bauer (3), Mr. Carleton (3), Mr. Carter (3), Mr. Keiper (1), Ms. Pushor (3), Mr. Koerner (1), Mr. McFadden (2), and Mr. Jiwani (2).

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

During fiscal 2003, Messrs. Carleton and Carter served on the Compensation Committee, with Mr. Carleton serving as chair. The Board of Directors, in its business judgment, has determined each director who served on the Compensation Committee during 2003 an “independent director” as such term is defined in NASD Rule 4200(a)(15).

Compensation Policy.    The Compensation Committee establishes and administers the Company’s compensation programs. The goals of these programs are to enhance shareholder value by aligning compensation with the Company’s business objectives and performance, and to enable the Company to attract and retain key management employees who can contribute to the Company’s long-term success. To attract outstanding executives, the Company’s philosophy has been and continues to be to provide a total compensation package that is competitive within the direct marketing channel for information technology products, and one that bears a close relationship to individual performance and the long-term business objectives of the Company.

The total direct compensation package for the Company’s executive officers is presently made up of three elements—an annual base salary, a short-term incentive program in the form of a performance-based cash bonus under the Company’s Management Incentive Plan (“MIP”), and stock option grants. The Compensation Committee believes the Company’s compensation programs are appropriate for its chief executive officer and senior vice presidents on the basis of industry standards, competitive practice and Company performance.

Base Salaries.    Individual base salaries reflect primarily historical practice, internal position and responsibilities, and individual performance and contribution. No specific weight is assigned to these factors. The Compensation Committee reviews salaries for all executive officers at the Senior Vice President level and higher, giving due consideration to the recommendations of the Chief Executive Officer (other than with respect to CEO compensation). The Compensation Committee believes that the relative salaries of senior management should reflect individual experience, contribution and performance, although it does not have a targeted range for base salaries or bonuses for any position. Salaries are established by the Compensation Committee, or the Board based on the Compensation Committee’s recommendations.

Bonus Compensation.    The MIP is a cash-based award system under which all non-commissioned employees of the Company are rewarded for the Company’s success. The Compensation Committee is responsible for establishing and communicating to all participants in the MIP specific goals for financial performance by the Company on which bonuses granted under the MIP are based. In addition, the Compensation Committee may, at its discretion, establish individual performance goals for one or more participants or provide that bonuses under the MIP will vary depending upon the Compensation Committee’s evaluation of overall individual performance by those participants. For 2003, potential bonus payments under the MIP for the five highest paid executive officers were based on overall Company performance combined with specific individual performance criteria. The potential bonuses available in 2003 under the MIP for Senior Vice Presidents and above ranged from 0 percent to 50 percent of base salary.

Stock Options.    The Company’s 1993 Stock Incentive Plan and 2003 Equity Incentive Plan are designed to provide additional incentives to executive officers and other key employees to maximize shareholder value. Because these individuals are in a position to make a substantial contribution to the Company’s long-term success, the Company believes they should have a significant equity stake so they have a greater incentive to manage the business as shareholders rather than merely as employees. Options granted under the plan have been subject to substantial vesting periods in order to encourage executive officers and key employees to continue in the employ of the Company.

Compensation of the Chief Executive Officer.    Mr. Lalji served as President and Chief Executive Officer during fiscal 2003. Mr. Lalji’s compensation was set by the Compensation Committee based on past compensation practices and policies. After considering the Company’s progress towards certain corporate objectives, and Mr. Lalji’s development of overall strategy, Mr. Lalji’s annual base salary was set at $350,000 as of January 2003, and he was granted a nonqualified stock option to purchase 150,000 shares of Common Stock. In addition, in January of 2004, based on the Company’s performance in 2003, including its return to profitability and successful acquisition of CPCS, the Compensation Committee recommended, and the Board approved, the payment to Mr. Lalji of a bonus in the amount of $100,000. Based on periodic reviews of publicly available information relating to the Company’s competitors, the Compensation Committee believes this salary properly reflected Mr. Lalji’s experience and responsibilities, and was competitive with other chief executive officers in the direct marketing channel with a similar level of experience.

Tax Deductibility of Executive Compensation.    The Compensation Committee has considered the effect of Section 162(m) of the Internal Revenue Code on the Company’s executive compensation programs. Section 162(m) disallows a deduction for certain executive compensation which exceeds one million dollars per year unless conditions are satisfied. The Compensation Committee believes that in general the deductibility of amounts paid to its executive officers is not be limited by Section 162(m). However, the Compensation Committee and the Board retain the right to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

The Compensation Committee

Mr. Carleton (Chair)

Mr. Carter

REPORT OF THE AUDIT COMMITTEE

During fiscal 2003, Messrs. Bauer and Carter, and Ms. Pushor served on the Audit Committee, with Mr. Bauer serving as chair. The Board of Directors, in its business judgment, has determined that each member of the Audit Committee during fiscal 2003 qualified as an “independent director” under applicable SEC rules and NASD Rule 4200(a)(15). Each Audit Committee member meets the NASD’s financial knowledge requirements, and Mr. Bauer, designated by the Board of Directors as the “audit committee financial expert” under SEC rules, meets the NASD’s professional experience requirements as well.

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Audit Committee acts pursuant to a written charter that complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the NASD. A copy of the written charter is attached as Appendix B to this Proxy Statement. As described in the Charter, the Audit Committee is responsible for overseeing the Company’s accounting and financial reporting processes, including the quarterly review and the annual audit of the Company’s financial statements by PricewaterhouseCoopers LLC, the Company’s independent auditor. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with management and the Company’s independent auditor, and discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements with PricewaterhouseCoopers LLP. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the auditor’s independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003.

THE AUDIT COMMITTEE

Mr. Bauer (Chair)

Mr. Carter

Ms. Pushor

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

During fiscal 2003, in accordance with the Company’s Amended and Restated Bylaws, the Company’s Board of Directors adopted a resolution increasing the size of the Board from five to six members. To fill the vacancy created by the increase in the size of the Board from five to six members, upon the recommendation of the Company’s Chief Executive Officer, in November 2003 the Board appointed Mr. William C. Keiper to serve as a director. The shareholders have not previously elected Mr. Keiper to the Board. Upon the recommendation of the Nominating Committee, the Board has nominated all of the current members of the Board for reelection to the Board, to serve until the 2005 annual meeting of the Company’s shareholders and until their respective successors are elected and qualified. Please see “Information About Zones, Inc.—Directors” above for information concerning the nominees. If any of the nominees declines to serve or becomes available for any reason, or if a vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Board, upon the recommendation of the Nominating Committee, may designate.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the six nominees of the Board named above. If a quorum is present, the six nominees for director receiving the highest number of votes will be elected. Abstentions and “broker non-votes” will not have any effect on the outcome of this proposal.

The Board recommends a vote “FOR” the election of the nominees named above.

PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF

INDEPENDENT AUDITORS

The Audit Committee has selected PricewaterhouseCoopers LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has audited the accounts of the Company for fiscal 2003. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting, with the opportunity to make a statement if the representatives desire to do so, and will have an opportunity to respond to appropriate questions from shareholders.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors for the Company for fiscal 2004. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003, and December 31, 2002, by the Company’s principal accounting firm, PricewaterhouseCoopers LLP.

	Fiscal 2003	Fiscal 2002
Audit Fees	$212,590	$171,000
Audit-Related Fees(1)	37,593	—
Tax Fees(2)	79,129	25,000
All Other Fees	—	—

Total	$329,312	$196,000

(1)

Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under

“Audit Fees.” This category includes consultations in connection with acquisitions, including the CPCS acquisition, and consultation concerning financial reporting.

(2)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The Chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve certain additional services up to specified limits, on a case by case basis, and such approvals are communicated to the full Audit Committee at its next meeting. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP’s independence from the Company and has concluded that it is.

The Board recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

PROPOSAL NO. 3:  APPROVAL OF AMENDMENTS TO THE

ZONES, INC. 2003 EQUITY INCENTIVE PLAN

At the Annual Meeting, the shareholders will be asked to approve amendments to the Zones, Inc. 2003 Equity Incentive Plan (the “2003 Plan”) to increase by 600,000 the maximum number of shares of Common Stock that may be issued under the 2003 Plan and to increase the incentive stock option issuance limit to match the maximum number of shares of Common Stock that may be issued under the 2003 Plan.

The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, the Company must continue to offer a competitive equity incentive program. As of March 8, 2004, only 35,227 shares remained available for the future grant of stock awards under the 2003 Plan, a number that the Board believes to be insufficient to meet the Company’s anticipated needs. Therefore, the Board has unanimously adopted, subject to shareholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the 2003 Plan by 600,000 shares and to increase the incentive stock option share issuance limit to match the number of shares available for issuance as stock options under the 2003 Plan. The Board believes that the approval of these amendments is in the best interests of the Company and its shareholders to ensure that the Company will continue to have available a reasonable number of shares for its equity incentive program.

Summary of the 2003 Plan

General.    Under the 2003 Plan, employees and directors of the Company may be granted equity-based incentive awards in the form of stock options, stock appreciation rights, restricted stock, performance shares, performance units or stock-based director fee awards.

Authorized Shares.    Currently, a maximum of 3,225,000 of the authorized but unissued or reacquired shares of Common Stock of the Company may be issued under the 2003 Plan. However, the number of shares available for issuance under the 2003 Plan, at any time, is reduced by the number of shares which remain subject to outstanding options granted under the 1993 Stock Incentive Plan, or are issued upon exercise of such options. Of this amount, a total of 11,860 shares had been issued upon the exercise of previously granted options and options to purchase 3,177,913 shares remained outstanding. The Board of Directors has amended the 2003 Plan, subject to shareholder approval, to increase the maximum number of shares that may be issued under the 2003 Plan to 3,825,000. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Plan. However, once amended, no more than 3,825,000 shares will be available under the 2003 Plan for issuance upon the exercise of incentive stock options, as that term is defined in Section 422 of the Code, regardless of whether any of such shares are subsequently repurchased. Appropriate adjustments will be made to the number of shares reserved under the 2003 Plan, the share limits affecting incentive stock options, any grant limits and the terms of any outstanding awards in the event of any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure.

Administration.    The 2003 Plan is currently administered by the Compensation Committee, but the Board, or another committee of the Board, could, at the election of the Board, administer the Plan. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” refers to either such committee or the Board.) Subject to the provisions of the 2003 Plan, the Committee will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend or cancel any award, waive any restrictions or conditions applicable to any award, and accelerate, extend or defer the vesting of any award. The Committee will have the authority to interpret the 2003 Plan and awards granted thereunder, and any such interpretation by the Committee will be binding.

Eligibility.    Awards may be granted to employees, consultants and directors of the Company or any parent or subsidiary of the Company. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may be acquired prior to such person’s commencement of service. As of March 8, 2004, the Company had approximately 560 employees, including 7 executive officers and 5 directors who were eligible under the 2003 Plan. While any eligible person may be granted nonstatutory stock options, incentive stock options may be granted only to employees.

Stock Options.    The Committee may grant incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options or any combination thereof. Each option granted under the 2003 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2003 Plan. Incentive stock options must have an exercise price that is not less than the fair market value of a share of our Common Stock on the date of grant, while nonstatutory stock options may have an exercise price that is less than fair market value on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The closing price of our Common Stock as reported on the Nasdaq National Market on March 15, 2004 was $2.60 per share.

The 2003 Plan provides that the option exercise price may be paid in cash, by check, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the option, by tender, to the extent legally permitted, of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, or by such other lawful consideration as may be approved by the Committee. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The maximum term of an option granted under the 2003 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. An option generally will remain exercisable for three months following the optionee’s termination of service, unless such termination results from the optionee’s death or disability, in which case the option generally will remain exercisable for twelve months following termination, provided that in no case may an option be exercised after its expiration date.

Incentive stock options are not transferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. Nonstatutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

Stock Appreciation Rights.    A Stock Appreciation Right (“SAR”) entitles the holder thereof to receive, for each share as to which the award is granted payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over an exercise price as determined by the Committee. SARs may be granted in tandem with an option or on a stand-alone basis. SARs are exercisable at such times, and subject to such conditions, as the Committee may prescribe at the time of granting such award, provided that a SAR granted in tandem with a stock option can only be exercised to the extent that the related option is itself exercisable. The grant shall specify the number of shares of Common Stock as to which the SAR is granted.

The Committee shall determine and set forth in the participant’s award agreement, evidencing the SAR, the effect of the termination of the participant’s service on the SAR. SARs may not be assigned or transferred other than by will or the laws of descent and distribution.

Restricted Stock.    Awards of restricted stock may be granted by the Committee subject to such vesting restrictions for such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as performance criteria established by the Committee. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Unless otherwise provided by the Committee, upon a participant’s termination of service, the participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as may be determined by the Committee and set forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value of a share of Common Stock determined on the grant date, in the case of performance shares, and $100 per unit, in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof. A participant may receive only one performance award with respect to any performance period.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Internal Revenue Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company or such division or business unit of the

Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following measures: revenue, operating margin, return on shareholder equity, return on net assets, total return on shares relative to the increase in an appropriate index as may be selected by the Committee, and cash flow as indicated by book earnings before interest, taxes depreciation and amortization. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In the event we pay cash dividends on our Common Stock, the Committee may provide for the payment of dividend equivalents to a participant awarded performance shares. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

The Committee shall determine and set forth in the participant’s award agreement the effect of the termination of the participant’s service on the participant’s performance award. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Grant Limits.    Under the 2003 Plan’s grant limits, no employee may be granted during any fiscal year, (a) options or SARs to purchase more than 1,000,000 shares of Common Stock, (b) 100,000 shares of restricted stock on which the restrictions are based on performance goals, as described under “Performance Awards” above, (c) performance shares that could result in the employee receiving more than 100,000 shares of Common stock or (d) performance units that could result in the employee receiving more than $2,500,000. These grant limits are intended to permit compensation received by certain executive officers in connection with certain awards granted under the Plan to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

Change in Control.    The Plan defines a “Change in Control” of the Company as any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. In addition, the Plan authorizes the Board, in its discretion, to provide in any award agreement that the exercisability, vesting and payment of such participant’s outstanding awards will be accelerated to such extent and upon such circumstances in connection with the Change in Control as specified by the Board. Any option or award not assumed, replaced or exercised prior to the Change in Control will terminate upon the Change in Control.

Termination or Amendment.    The 2003 Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the 2003 Plan have been issued and all restrictions on such shares have lapsed. The Board may terminate or amend the Plan at any time. However, without shareholder approval, the Board may not amend the Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options or effect any other change that would require shareholder approval under any applicable law. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2003 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. In such event, we will not be entitled to any corresponding deduction for federal income tax purposes. In the event of the participant’s disposition of shares before both of these holding periods have been satisfied (a “disqualifying disposition”), the participant will recognize ordinary income equal to the spread between the option exercise price and the fair market value of the shares on the date of exercise, but in most cases not to exceed the gain realized on the sale, if lower. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised, or at such later time as the shares vest, is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised or such later date as the shares become vested and free of any restrictions on transfer (the later of such dates being referred to as the “determination date”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the exercise date, the participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the exercise date as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the exercise date. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Restricted Stock.    Acquisitions of restricted stock receive tax treatment that is similar to that of exercises of nonstatutory stock options. A participant acquiring restricted stock normally recognizes ordinary income equal to the difference between the amount, if any, the participant paid for the restricted stock and the fair market value of the shares on the determination date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code, to treat the acquisition date as the determination date by filing an election with the Internal Revenue Service. Upon the sale of restricted stock, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the acquisition of restricted stock, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Performance and Stock Units Awards and Stock Appreciation Rights.    A participant generally will recognize no income upon the grant of a stock appreciation rights, performance share, performance units or stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Awards Granted to Certain Persons

The aggregate number of shares of Common Stock subject to awards granted to certain persons under the 2003 Plan since its inception is as follows: (i) Firoz H. Lalji, Chairman, President and Chief Executive Officer, 0 shares; (ii) Patrick Sean Hobday, President, Zones Corporate Solutions, Inc., 80,000 shares; (iii) Scott F. Koerner, Executive Vice President, 250,000 shares; (iv) Christina M. Corley, Senior Vice President, and President of Corporate PC Source, Inc., 75,000 shares; (v) Ronald P. McFadden, Senior Vice President, Chief Financial Officer and Secretary, 220,000 shares; (vi) all current executive officers as a group, an aggregate of 1,045,000 shares; (vii) all current directors who are not executive officers, as a group, an aggregate of 50,000 shares; and (viii) all employees, including current officers who are not executive officers, as a group, an aggregate of 83,500 shares. Since its inception, no options have been granted under the 2003 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2003 Plan.

Required Vote and Board of Directors Recommendation

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for approval of the amendments to the 2003 Plan. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the Annual Meeting either in person or by proxy. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

The Board recommends a vote “FOR” approval of the amendments to the 2003 Plan to increase the maximum number of shares that may be issued under the Plan and to increase the incentive stock option issuance limit to match the maximum number of shares that can be issued under the 2003 Plan.

PROPOSAL NO. 4: APPROVAL OF AMENDMENTS TO THE

ZONES, INC. 1999 DIRECTOR STOCK OPTION PLAN

At the Annual Meeting, the shareholders will be asked to approve amendments to the Zones, Inc. 1999 Director Stock Option Plan (the “Director Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by 175,000 shares and to increase the size of the automatic, annual stock option grants to directors by 5,000 shares, to 10,000 shares.

The Director Plan is intended to assist the Company to attract and retain highly qualified individuals to serve as directors of the Company and to provide incentives toward increasing the value of the Company for its shareholders. As of March 8, 2004, a total of 40,000 shares remained available for the future grants of options under the Director Plan. The Board believes that the approval of these amendments to the Director Plan is in the best interests of the Company and its shareholders to provide a competitive equity incentive program that will enable the Company to continue to recruit and retain the capable directors who are essential to the long-term success of the Company. The provisions of the original plan, together with the amendments, have been restated. The complete text of the Director Plan attached as Appendix A to this Proxy Statement. A summary of the Director Plan follows.

Summary of the Director Plan, as amended

General.    The Director Plan provides for the automatic grant of nonstatutory stock options to directors who are not employees of the Company or of any subsidiary or parent of the Company and who meet the eligibility criteria further described below.

Authorized Shares.    The shareholders have previously authorized the issuance of a maximum of 150,000 shares of our Common Stock under the Director Plan. The Board of Directors has amended the Director Plan, subject to shareholder approval, to authorize an additional 175,000 shares for issuance upon the exercise of options granted under the Director Plan, for an aggregated maximum of 325,000 shares. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the Director Plan, to the terms of the automatic grants described below, and to outstanding options. To the extent that any outstanding option under the Director Plan expires or terminates prior to being exercised in full, the shares of Common Stock for which such option is not exercised are returned to the plan and again become available for grant.

Administration.    The Director Plan is intended to operate automatically. To the extent administration is necessary, it will be performed by the Board of Directors. The Board is authorized to interpret the Director Plan and options granted under it, and any such interpretation by the Board will be binding.

Eligibility.    To be eligible for a grant on a specified grant date, an individual must be a member of the Board on that date and must not have been an employee of the Company or any of its direct or indirect subsidiaries at any time during the preceding calendar year (“Outside Directors”). Currently the Company has 5 Outside Directors.

Automatic Grant of Options.    Options are granted automatically under the Director Plan. Upon first being elected or appointed as an Outside Director, an individual is granted an option (an “Initial Option”) for 10,000 shares of our Common Stock on the day of his or her initial election or appointment. On the day of each annual meeting of shareholders, each Outside Director is granted an option (an “Annual Option”) for 5,000 shares of Common Stock. As amended, once approved by the shareholders, on the day of each annual meeting of shareholders, each Outside Director will be granted an Annual Option for 10,000 shares of Common Stock.

Terms and Conditions of Options.    Each option granted under the Director Plan is evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option is equal the fair market value of a share of our Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The closing price of our Common Stock as reported on the Nasdaq National Market on March 15, 2004 was $2.60 per share. The exercise price may be paid in cash, by surrender of previously acquired shares of Common Stock having a fair market value not less than the exercise price, to the extent legally permitted, or by a combination of the foregoing.

Initial Options granted to an eligible director vest 2,500 shares per year over a four-year period. Annual Options vest on the one-year anniversary of the grant date. An eligible director’s options will not vest on a scheduled vesting date if he or she ceases to be a director more than two months prior to that date or fails to attend at least 75% of the Board’s meetings over that period (with attendance in person at 50% or more of those meetings). Unless otherwise earlier terminated, the options will expire on the tenth anniversary of the grant date. An option may be exercised only by the optionee during his or her lifetime and may not be transferred or assigned, except by will or the laws of descent and distribution.

Change in Control.    If the Company is involved in a merger, statutory or contractual share exchange or other transaction in which the shareholders of the Company immediately before the event do not retain immediately after the event a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred, or if the Company is liquidated or dissolved, or sells all or substantially all of its assets outside the ordinary course of business, then all options outstanding under the Director Plan will become immediately exercisable and vested in full as of the date immediately prior to such event. To the extent that the options outstanding under the Director Plan are not assumed, replaced or exercised prior to such events, they will terminate.

Termination or Amendment.    The Board may from time to time amend the Director Plan in any respect whatsoever; provided, that no amendment may have any material adverse effect on the rights of any directors or former director with respect to any option granted prior to the amendment, unless the director consents. The Board may terminate the plan at any time. No options shall be granted following termination of the plan, but the provisions of the plan shall continue in effect until all options terminate or are exercised in full and all rights of all persons with any interest in the plan expire.

Options Granted and To Be Granted To Certain Persons

The aggregate number of shares of Common Stock subject to options granted to certain persons under the Director Plan since its inception is as follows: (i) John Bauer, 25,000 shares; (ii) John Carleton, 25,000; (iii) Richard Carter, 25,000 shares; (iv) William C. Keiper, 10,000 shares; and (v) Katie Pushor, 25,000 shares. No other persons are eligible to receive options under the Director Plan. The table below sets forth the grants of stock options that will be received under the Director Plan during the fiscal year ending December 31, 2004, by certain individuals. No grants will be made during fiscal year 2004 to any individuals other than non-employee directors. Future awards and purchases under the Director Plan are not included in the table because we cannot currently determine them. This table is furnished pursuant to the rules of the Securities and Exchange Commission. Only non-employee directors are eligible to participate in the Director Plan.

AMENDED PLAN BENEFITS

Name and Position	Shares
John Bauer, Director	10,000
John Carleton, Director	10,000
Richard Carter, Director	10,000
William Keiper, Director	10,000
Katie Pushor, Director	10,000

Summary of U.S. Federal Income Tax Consequences

All options granted under the Director Plan will be nonstatutory options; that is, not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code. In general, the grant of an option to a director will not have any tax consequences to either the director or the Company. Upon exercise of the option, the director will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional self-employment income equal to the difference between the fair market value of the stock at the time of exercise and the exercise price at which the stock was acquired. At the same time, the Company will generally be entitled to a tax deduction equal to the amount included in income by the director. For a summary of the United States federal income tax consequences of participation in the Director Plan, see the discussion of treatment of nonstatutory stock options under “Proposal No. 3: Amendments to 2003 Equity Incentive Plan—Summary of U.S. Federal Income Tax Consequences.”

Required Vote and Board of Directors Recommendation

Unless otherwise instructed, it is the intention of the persons named in the accompany form of proxy to vote shares represented by properly executed proxies for approval of the amendments to the Director Plan. Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the annual meeting of the shareholders, either in person or by proxy. Abstentious and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of the vote.

The Board recommends a vote “FOR” approval of amendments to the Director Plan to increase the maximum number of shares that may be issued under the director plan and the size of annual, automatic director stock option grants.

PERFORMANCE GRAPH

Set forth below is a graph comparing the annual percentage change in the cumulative total return on our Common Stock during the period beginning on December 31, 1998 and ending on December 31, 2003, with the cumulative total return during that period on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Composite Index”) and the Nasdaq Retail Trade Index. The comparison assumes $100.00 was invested on December 31, 1998 in our Common Stock and each index, and also assumes that all dividends have been reinvested. No cash dividends have been declared on the Common Stock. The return on the Common Stock shown on the graph should not be considered indicative of future stock performance.

Comparison of 5 Year Cumulative Total Return

Assumes Initial Investment of $100

December 2003

	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
Zones, Inc.	$100.00	$40.78	$6.74	$4.48	$4.88	$9.65
Nasdaq Composite Index	$100.00	$185.46	$111.65	$88.57	$61.09	$92.15
Nasdaq Retail Trade Index	$100.00	$87.66	$53.81	$74.36	$63.20	$88.00

OTHER MATTERS

At the date of this Proxy Statement, the Board knows of no other business that will be conducted at the Annual Meeting. If, however, other matters that are not now known or determined are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy on such matters in accordance with their best judgment.

REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2003, is available to shareholders, without charge, upon written request to Zones, Inc., 1102 15th Street, SW, Suite 102, Auburn, Washington 98001; Attention: Ronald P. McFadden. The Annual Report on Form 10-K and the Exhibits filed with it are available at the Company’s website at http://www.zones.com/cgi-bin/zones/site/staticsir/static_page.html?name=ir/annual_reports.

SHAREHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2005 Annual Meeting of Shareholders must be received by the Company at its offices at 1102 15th Street, SW, Suite 102, Auburn, Washington 98001, not more than ten days following the day on which the notice of the date scheduled for the meeting is mailed or the day on which the disclosure is made, whichever is earlier, and satisfy the conditions established by the Company’s Bylaws and the Securities and Exchange Commission for shareholder proposals to be eligible for inclusion in the Company’s Proxy Statement and form of proxy for the 2005 Annual Meeting.

A shareholder of record who intends to submit a proposal at the 2005 Annual Meeting that is not eligible for inclusion in the Company’s Proxy Statement, or who intends to submit one or more nominations for directors at the meeting, must provide prior written notice to the Company. The notice should be addressed to the Secretary and received by the Company at its principal executive offices not more than ten days following the day on which notice of the date scheduled for the meeting is mailed or the day on which disclosure of that date is made, whichever is earlier. The notice must satisfy certain requirements specified in the Company’s Bylaws. A copy of the Bylaws will be sent to any shareholder upon written request to the Company’s Secretary.

Auburn, Washington

March 25, 2004

Appendix A

ZONES, INC.

AMENDED AND RESTATED

1999 DIRECTOR STOCK OPTION PLAN

ZONES, INC., a Washington corporation (the “Company”), hereby establishes and sets forth the terms of the Zones, Inc. 1999 Director Stock Option Plan (the “Plan”).

1.    Definitions.    Capitalized terms uses in the Plan have the meanings given those terms in the attached referenced therein.

2.    Purpose of Plan.    The purpose of the Plan is to assist the Company in attracting and retaining outside directors of the highest caliber to serve on the Board. The Plan seeks to achieve this purpose by providing for automatic grants of Options to certain outside directors on each Annual Meeting Date and at certain other times.

3.    Administration of the Plan.    The Board shall have full power and authority, subject only to the provisions of the Plan (a) to administer or supervise the administration of the Plan; (b) to interpret the provisions of the Plan and the agreements evidencing Options; (c) to correct any defect, supply any information and reconcile any inconsistency in such manner and to such extent as it determines to be necessary or advisable to carry out the purpose of the Plan; and (d) to take such other actions in connection with the Plan as it determines to be necessary or advisable. The Board is authorized to adopt, amend and rescind such rules, regulations and procedures not inconsistent with the provisions of the Plan as it determines to be necessary or advisable for the proper administration of the Plan, and each Option shall be subject to all such rules, regulations and procedures (whether the Option was granted before or after adoption thereof). Each action and determination made or taken by the Board, including but not limited to any interpretation of the Plan and the agreements evidencing Options, shall be final, conclusive and binding for all purposes and upon all persons. The Board shall have all powers necessary or appropriate to accomplish its duties under the Plan.

4.    Shares Available for Options.    The aggregate number of shares of Stock reserved for issuance upon exercise of Options granted under the Plan will be three hundred twenty-five thousand (325,000) (subject to any adjustment required or permitted under Section 9 or Section 10), and Options may be granted under this Plan only with respect to the shares so reserved. If an Option terminates for any reason without having been exercised in full, the shares of Common Stock for which the Option has not been exercised shall again be available for purposes of the Plan.

5.    Grants of Options.

5.1    Effective on the date an individual first takes office as an Eligible Director on the Board (an “Initial Grant Date”), the individual will receive an Option (an “Initial Option”) to acquire ten thousand (10,000) shares of Common Stock; provided, however, if there are insufficient Available Shares for the grant of the Initial Option as provided above, the individual shall instead receive an Initial Option to acquire the remaining Available Shares.

5.2    On the Annual Meeting Date so long as Available Shares remain under this Plan (each such date will be referred to as an “Annual Grant Date”), each individual who is an Eligible Director on the Annual Grant Date will receive an Option (an “Annual Option”) to acquire ten thousand (10,000) shares of Common Stock; provided, however, if there are insufficient Available Shares for the grant of the Annual Options as provided above, each such Eligible Director shall instead receive an Annual Option to acquire the largest whole number of shares of Common Stock as can then be granted to all of the Eligible Directors without exceeding the Available Shares.

5.3    Each grant of an Option shall occur automatically without further action of the Board other than, to the extent necessary, its determination of (a) the Fair Market Value on the Grant Date, and (b) any provisions that are to be included in the agreement evidencing the Option pursuant to Section 8.1.

6.    Purchase Price.    The price at which each share of Common Stock may be purchased upon exercise of an Option shall be the Fair Market Value of the Common Stock on the Grant Date. The purchase price shall be paid in full at the time of exercise (a) in cash, (b) by means of a transfer to the Company of shares of Common Stock that have been outstanding for at least six (6) months and that have a Fair Market Value equal to the purchase price to be paid, or (c) a combination of cash and shares of Common Stock.

7.    Other Terms of Options.

7.1     Each Initial Option granted to an Eligible Director will become exercisable.

(a)    for one-fourth ( 1/4) of the shares of Common Stock covered thereby on the first (1st) anniversary of its Grant Date;

(b)    for an additional one-fourth ( 1/4) of the shares of Common Stock covered thereby on the second (2nd) anniversary of its Grant Date;

(c)    for an additional one-fourth ( 1/4) of the shares of Common Stock covered thereby on the third (3rd) anniversary of its Grant Date; and

(d)    for the remaining shares of Common Stock covered thereby on the fourth (4th) anniversary of its Grant Date;

provided, however, the Option will not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary date under clause (a), (b) or (c) above if (i) more than sixty (60) days prior to that anniversary date, the Eligible Director ceases to be a director of the Company for any reason; or (ii) during the period from the Option’s Grant Date to the first (1st) anniversary thereof (in the case of clause (a)), or from the preceding anniversary date to that particular anniversary date (in the case of clause (b) or (c)) (or such portion of that period during which the Eligible Director is serving as a director of the Company), the Eligible Director does not attend at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s)of the Board of which the Eligible Director is a member, or does not attend at least fifty percent (50%) of such combined number of meetings in person.

7.2    An Annual Option granted to an Eligible Director will become exercisable for all of the shares of Common Stock covered thereby on the first (1st) anniversary of its Grant Date; provided, however, the Annual Option will not become exercisable if (a) more than sixty (60) days prior to that anniversary date, the Eligible Director ceases to be a director of the Company for any reason; or (b) during the period from its Grant Date to such anniversary date (or such portion of that period during which the Eligible Director is serving as a director of the Company), the Eligible Director does not attend at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s) of the Board of which the Eligible Director is a member, or does not attend at least fifty percent (50%) of such combined number of meetings in person.

7.3    If an Option does not become exercisable for shares for which it is scheduled to become exercisable on a particular anniversary of its Grant Date, the Option shall automatically terminate as to such shares. After an Option becomes exercisable for any shares of Common Stock, the Option may be exercised for such shares in whole or in part at any time and from time to time prior to its termination pursuant to Section 7.5.

7.4    For purposes of Section 7.1 and Section 7.2, if the Board takes action by unanimous written consent, such consent shall be deemed to be a meeting of the Board that all directors have attended in person.

7.5    Unless it terminates earlier under other provisions of this Plan, an Option granted to an Eligible Director will terminate on the tenth (10th) anniversary of its Grant Date.

8.    Option Agreement; Transfer of Options; Certificates.

8.1    Each Option will be evidenced by a written agreement executed by the Company and the Eligible Director. Such agreement shall contain the terms of the Option as specified in this Plan, together with such other provisions not inconsistent with such terms as the Board deems advisable.

8.2    An Eligible Director may transfer an Option to any Permitted Transferee, so long as the transfer is without value, and the Permitted Transferee may transfer the Option without value to any other Permitted Transferee of the Eligible Director. Neither (a) a transfer under a domestic relations order in settlement of marital property rights, nor (b) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Permitted Transferees (or the Eligible Director) in exchange for an interest in that entity, will constitute a transfer for value. Except as expressly permitted by this Section 8.2, an Option will not be transferable by its holder other than by will or by the laws of descent and distribution, will not be involuntarily alienable by legal process or otherwise by operation of law, and will be exercisable during the holder’s lifetime only by the holder. If the holder of an Option dies prior to its full exercise, the Option may be exercised, to the extent it does not thereby terminate, by the person or persons to whom the rights of the holder under the Option pass by will or by applicable laws of descent and distribution.

8.3    Each certificate evidencing Common Stock issued upon exercise of an Option shall bear such legends as the Company, upon advice of legal counsel, determines to be necessary or appropriate.

9.    Adjustments Upon Certain Changes in Capitalization.    If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification or otherwise), or if the Board determines, in its sole discretion, that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions) affects the Common Stock in such a manner that it is advisable to make adjustments pursuant to this Section 9, then the Board shall, in its sole discretion and in such manner as the Board may deem equitable and appropriate (a) adjust the number and/or kind of shares or securities covered by each Option outstanding at the time of such event and the purchase price of such shares or securities, (b) make a corresponding adjustment to the number and/or kind of shares or securities reserved under Section 4 for issuance upon exercise of such outstanding Options, and (c) adjust the kind (but not the number) of shares or securities as to which Options will thereafter automatically be granted under the Plan.

10.    Control Purchase.    Effective upon a Control Purchase, each outstanding Option shall automatically become exercisable for all of the shares of Common Stock covered thereby.

11.    Approved Transaction.    The following provisions shall apply if an Approved Transaction occurs:

11.1     The Company shall provide each holder of an outstanding Option with notice of the pendency of the Approved Transaction at least fifteen (15) days prior to the expected date of consummation thereof (the date on which the Approved Transaction is consummated will be referred to as the “Transaction Date”).

11.2    Effective immediately prior to the Transaction Date, the Option shall automatically become exercisable for all of the shares of Common Stock covered thereby.

11.3    Following notice of the Approved Transaction, any exercise of the Option may be contingent upon consummation of the Approved Transaction, if so elected by the holder in the notice of exercise, and shall be contingent upon such consummation with respect to any portion of the Option that will only become exercisable immediately prior to such consummation.

11.4    Upon consummation of the Approved Transaction, the Option shall terminate.

11.5    Section 11.4 shall not apply to the Option if the Board determines, in its sole discretion, that the Company or another party to the Approved Transaction has made equitable and appropriate provision for continuation of the Option, or for replacement of the Option with a new award on terms which are, as nearly as practicable, the financial equivalent of the Option (taking into account the consideration that holders of Common Stock will receive in the Approved Transaction). An equitable and appropriate replacement of the Option shall include, but not be limited to, the making of a cash payment to the holder of the Option, in cancellation thereof, of such amount as the Board determines, in its sole discretion, represents the value the Option would then have if it were fully exercisable and free of restrictions.

12.    Amendment; Termination.

12.1    The Board may from time to time amend the Plan in any respect whatsoever; provided, however, that no amendment may have any material adverse effect on the rights of any director or former director with respect to any Option granted prior to the amendment, unless the director consents thereto.

12.2    The Board may terminate the Plan at any time. No Options shall be granted following termination of the Plan, but the provisions of the Plan shall continue in effect until all Options terminate or are exercised in full and all rights of all persons with any interest in the Plan expire.

13.    Governing Law.    All determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Washington and construed accordingly.

APPENDIX A

DEFINITIONS

“Affiliate” of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

“Annual Grant Date” is defined in Section 5.2.

“Annual Meeting” means an annual meeting of shareholders of the Company.

“Annual Meeting Date” means the date of an Annual Meeting.

“Annual Option” is defined in Section 5.2.

“Approved Transaction” means any of the following transactions consummated with the approval, recommendation or authorization of the Board:

(a)    any merger, consolidation, statutory or contractual share exchange, or other transaction to which the Company or any of its Affiliates or shareholders is a party if, immediately following the transaction, the persons who held Common Stock (or securities convertible into Common Stock) immediately prior to the transaction hold less than a majority of the combined Common Equity of the Company (or if, pursuant to the transaction, shares of Common Stock are changed or converted into or exchanged for, in whole or part, securities of another corporation or entity, the combined Common Equity of that corporation or entity);

(b)    any liquidation or dissolution of the Company; and

(c)    any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

“Available Shares” means the number of shares of Common Stock from time to time available under Section 4 for the grant of Options under this Plan.

“Board” means the Board of Directors of the Company.

“Common Equity” means the capital stock of a corporation (or corresponding securities of a noncorporate entity) ordinarily, and apart from rights accruing under special circumstances, having the right to vote in an election for directors (or for members of the governing body of the noncorporate entity).

“Common Stock” means the Common Stock of the Company.

“Company” is defined in the preamble of the Plan.

“Control Purchase” means any transaction (or series of related transactions), consummated without the approval, recommendation or authorization of the Board, in which any person, corporation or other entity (including any “person” as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) purchases any Common Stock (or securities convertible into Common Stock), pursuant to a tender offer or a request or invitation for tenders (as those terms are defined in Section 14(d)(l) of the Exchange Act) or otherwise, and thereafter is the “beneficial owner” (as that term is defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing at least fifty percent (50%) of the combined Common Equity of the Company.

“Eligible Director” means each individual who on a Grant Date meets the following requirements:

(a)    The individual is a member of the Board at the close of business on the Grant Date; and

(b)    At no time during the calendar year in which the Grant Date falls has the individual been an employee of the Company or any of its direct or indirect subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Fair Market Value” for the Common Stock (or any other security) on any day means, if the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Board. If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Board on the basis of such considerations as the Board deems appropriate.

“Grant Date” means any Annual Grant Date or Initial Grant Date.

“Initial Grant Date” is defined in Section 5.1.

“Initial Option” is defined in Section 5.1.

“Option” means an Annual Option or an Initial Option.

“Permitted Transferee” of an Eligible Director means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Eligible Director (including any such relative by adoption); any person sharing the Eligible Director’s household (other than a tenant or employee); a trust in which these persons have more than fifty percent (50%) of the beneficial interest; a foundation in which these persons (or the Eligible Director) control the management of assets; and any other entity in which these persons (or the Eligible Director) own more than fifty percent (50%) of the voting interests.

“Plan” is defined in the preamble hereof.

“Transaction Date” is defined in Section 11.1.

Appendix B

ZONES, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board ”) of Zones, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor, review the performance of the Company’s internal audit function, if any, and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC ”).

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market, provided that one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of Nasdaq. In addition, the Committee shall not include any member who:

•	has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years; or

•	accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

•	is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall be an audit committee financial expert as determined by the Board in accordance with the rules of the SEC.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.    MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with the independent auditor and management in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company’s financial statements and financial reports and other public disclosure of the Company’s financial condition and results of operations. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall:

A.    Oversight of the Company’s Independent Auditor

1.    Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work with each such auditor reporting directly to the Committee.

2.    Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards Standard No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

3.    Discuss with the independent auditor at least annually the auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review, and all relationships between the independent auditor and the Company.

4.    Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor’s quality control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management; and report to the Board on its conclusions, together with any recommendations for additional action.

5.    Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm, and report to the Board on its conclusions.

6.    Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder, and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures, and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (a) the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting, and (b) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(x) and (y) above.

7.    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

8.    Approve as necessary the termination of the engagement of the independent auditor.

9.    Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any significant consultations between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company, or any other material written communication provided by the independent auditor to the Company’s management.

10.    Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.    Review of Financial Reporting, Policies, and Processes

1.    Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion, letter or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.    Review and discuss with management and the independent auditor the Company’s quarterly financial statements.

3.    Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s periodic reports.

4.    Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any “pro forma” or adjusted financial information.

5.    Periodically meet separately with management and with the independent auditor.

6.    Review with management and the independent auditor any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

7.    Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), review annually with the independent auditor the attestation to, if any, and report on the assessment made by management, and consider with management, and the independent auditor, if evaluated by the auditor, whether any changes to the Internal Controls are appropriate in light of management’s assessment or the independent auditor’s attestation, if any.

8.    To the extent that it deems appropriate, review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

9.    Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding of such transactions and structures in the Company’s public filings;

10.     Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of and application of accounting principles. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

11.    Review any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including the effects of the alternative GAAP methods on the financial statements.

12.    Review any special audit steps adopted in light of material control deficiencies. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

C.    Risk Management, Related Party Transactions, Legal Compliance and Ethics

1.    Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.    Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

3.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.    In consultation with the Nominating and Corporate Governance Committee, consider and present to the Board for adoption a Code of Conduct for all employees and directors that meets the requirements of Item 406 of the SEC’s Regulations S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Conduct. In consultation with the Nominating and Corporate Governance Committee, review such Code of Conduct periodically and recommend such changes to such Code of Conduct as deemed appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Conduct.

5.    As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

6.    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

7.    Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.    Review with the Company’s legal counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

9.    Review with the Company’s legal counsel and accounting advisors, and report to the Board on, legal compliance matters, including insider trading policies and disclosure of insider and related-party transactions; meet with legal counsel and discuss any report provided by such counsel concerning evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Company or any agent, and adopt, as necessary, appropriate remedial measures or sanctions with respect to the violation.

10.    Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

11.    Develop, in coordination with the Nominating and Corporate Governance Committee, and implement an annual performance evaluation of the Committee.

12.    Review and monitor compliance with the Company’s Insider Trading Policy.

13.    Regularly report to the Board on the Committee’s activities, recommendations and conclusions.

14.    Review and reassess the Charter’s adequacy at least annually.

Zones, Inc.

1102 15th Street, SW, Suite 102

Auburn, Washington 98001

(253) 205-3000

Please

Mark Here

for Address

Change or

Comments

SEE REVERSE SIDE    ☐

	FOR all nominees	Withhold Authority to vote all nominees		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS: 01 John H. Bauer 02 John T. Carleton 03 Richard E. Carter 04 William C. Keiper 05 Firoz H. Lalji 06 Kathleen S. Pushor	☐	☐	2. PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004	☐	☐	☐
				FOR	AGAINST	ABSTAIN
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST ABOVE.)			3. PROPOSAL TO AMEND THE 2003 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER AND TO INCREASE THE INCENTIVE STOCK OPTION RESERVE	☐	☐	☐
				FOR	AGAINST	ABSTAIN

4. PROPOSAL TO AMEND THE 1999 DIRECTOR STOCK OPTION TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER AND TO INCREASE THE AUTOMATIC OUTSIDE DIRECTOR ANNUAL GRANTS TO 10,000 SHARES.

				☐	☐	☐

This proxy, when properly executed, will be voted in the manner specified by the undersigned. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

Signature________________________________________________________    Date:______________, 2004

Please sign name exactly as it appears hereon. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.

Δ    FOLD AND DETACH HERE    Δ

ZONES, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting of Shareholders of Zones, Inc. (the “Company”), and the related Proxy Statement dated March 25, 2004, hereby appoints Firoz H. Lalji and Ronald P. McFadden, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to attend the Annual Meeting of Shareholders for the Company on April 29, 2004, and any adjournments thereof, and to vote thereat all shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, such proxies being instructed to vote as specified on the reverse side, or, to the extent not specified, to vote FOR the election as directors of all nominees named on the reverse side, FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors, FOR approval of the amendments to the Company’s 2003 Equity Incentive Plan and FOR approval of amendments to the Company’s 1999 Director Stock Option Plan, and to vote in their discretion on any other matters presented at the meeting or any adjournments thereof.

PLEASE SIGN AND DATE THIS PROXY CARD AND RETURN

IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ    FOLD AND DETACH HERE    Δ